Exhibit 99.2

Q4 2017 Earnings November 1, 2017

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Record Q4 performance above Guidance with double digit revenue and EPS growth Sales of $3.5B, up 12% Y/Y and up 9% organically Organic growth across all segments and regions Transportation grew 13% organically as content growth continues to drive market outperformance Organic growth of 6% in Industrial driven by strength in factory automation & medical applications Communications grew 4% organically driven by strength in both Appliances and Data & Devices Strong execution drove margin expansion and double digit EPS growth Expanded Adjusted Operating margins by 70bps to 16.7% Adjusted EPS of $1.25, up 10% Y/Y driven by operational strength partially offset by an $0.08 headwind from tax Free Cash Flow of $691M with $376M returned to shareholders Note: Comments exclude an additional week in FY16, which contributed sales of $238M and Adjusted EPS of $0.13 Q4 Highlights 3 Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EPS Excluding the Impact of the Additional Week, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

Sales up 9% and Adjusted EPS up 22% year on year Continued strong execution with growth above market Sales of $13.1B, up 9% Y/Y and up 8% organically Double digit organic growth in Transportation with content growth driving significant performance above market Industrial Solutions grew 4% organically driven by strength in factory automation and medical applications Communications grew 7% organically with growth across all businesses Adjusted Operating Margins of 16.8%, up 110bps Y/Y with expansion in all segments Adjusted EPS of $4.83, up 22% Y/Y Generated $1.7B of Free Cash Flow; returned $1.2B to shareholders Positioned for continued growth and EPS expansion Growth supported by strong secular trends and content growth Multiple levers to drive further operating margin expansion Portfolio expansion with acquisitions in fast-growing interventional medical and auto applications Continuing our balanced capital strategy FY18 Guidance of $13.9B and $5.23 Adjusted EPS at the mid-point Year over year sales growth of 6% with 4% organic growth 8% Adjusted EPS growth despite a $0.17 headwind from tax Note: Comments exclude an additional week in FY16, which contributed sales of $238M and Adjusted EPS of $0.13 FY17 Highlights 4 Organic Net Sales Growth, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EPS, Adjusted EPS Excluding the Impact of the Additional Week, and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

Reported FY16 FY17 FY17 Q4 Y/Y Growth** Q4** Q3 Q4 Reported Organic Transportation 1,704 1,887 1,918 13% 11% Industrial 830 951 951 15% 8% Communications Ex SubCom* 412 432 437 6% 6% Total TE Ex SubCom* 2,946 3,270 3,306 12% 10% Book to Bill Ex SubCom* 1.03 1.06 1.02 Segment Orders Summary ($ in millions) 5 Transportation Y/Y growth in all regions Industrial Y/Y growth across regions driven by Industrial Equipment Communications Y/Y growth driven by strength in Asia in both Data and Devices and Appliances Continued order momentum across segments supporting growth outlook *SubCom is a project based business and excluded from the summary to provide a comparable view of orders in each period. ** Based on a 13 week quarter.

Transportation Solutions



$ in Millions

Sales

Reported
Up 15%

Organic
Up 13%


$1,606
$1,844
Q4 2016
Q4 2017

Y/Y Growth Rates		Reported	Organic
Orders	$1,918	13%	11%

Adjusted Operating Margin

Segment operating margins impacted by ~150bps due to near term supply chain inefficiencies


19.2%
18.2%
Q4 2016
Q4 2017

Adjusted EBITDA Margin	24.4%	23.4%

Business Performance

Y/Y Growth Rates		Reported	Organic
Automotive	$1,350	12%	10%
Commercial Transportation	274	37%	37%
Sensors	220	12%	9%
Transportation Solutions	**$1,844**	**15%**	**13%**

- Automotive sales significantly above production of 1% driven by content expansion and growth in all regions
- Commercial Transportation organic growth well above market with strength across all regions and content gains
- Sensors organic growth driven by Transportation and Industrial applications
- Q1 FY18 Adjusted Operating Margin expected to be above 19%

Note: Amounts and comments exclude an additional week in FY16.

Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP measures: see Appendix for description and reconciliation.

6

Y/Y Growth Rates Reported Organic Industrial Equipment $490 24% 13% Aerospace, Defense and Marine 284 2% 1% Energy 180 -% (2)% Industrial Solutions $954 12% 6% $ in Millions Sales Industrial Equipment organic growth across all regions driven by factory automation and medical applications AD&M performance driven by strength in Defense, partially offset by Commercial Air Energy decline driven by Europe partly offset by growth in the Americas Business Performance Reported Up 12% Organic Up 6% Adjusted Operating Margin Industrial Solutions 7 Y/Y Growth Rates Reported Organic Orders $951 15% 8% Margin expansion of 80bps as expected Adjusted EBITDA Margin 16.9% 18.4% Note: Amounts and comments exclude an additional week in FY16. Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP measures: see Appendix for description and reconciliation. $854 $954 Q4 2016 Q4 2017 13.0% 13.8% Q4 2016 Q4 2017

Communications Solutions



$ in Millions

Sales

Reported
Up 4%

Organic
Up 4%



$634
$658
Q4 2016
Q4 2017

Y/Y Growth Rates		Reported	Organic
Orders ex SubCom	$437	6%	6%

Adjusted Operating Margin

Margin expansion driven by D&D and SubCom



12.1%
16.4%
Q4 2016
Q4 2017

	Q4 2016	Q4 2017
Adjusted EBITDA Margin	16.7%	20.5%

Business Performance

Y/Y Growth Rates		Reported	Organic
Data & Devices	$254	5%	6%
Appliances	182	10%	10%
SubCom	222	(3)%	(3)%
Communications Solutions	**$658**	**4%**	**4%**

- Data & Devices growth driven by strength in Asia
  - Portfolio transformation and footprint optimization favorably impact operating margins
- Double digit Appliances driven by strength and share gains in China
- SubCom revenue impacted by program timing but contributed to segment margin expansion

Note: Amounts and comments exclude an additional week in FY16.

Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP measures: see Appendix for description and reconciliation.

8

FY17 Summary 9 Transportation Solutions Organic Up 11% Sales Adjusted Operating Margin Communications Solutions Organic Up 7% Sales Organic Up 4% Sales Industrial Solutions Organic Up 8% Sales TE Connectivity $ in Millions Note: Amounts and comments exclude an additional week in FY16. Net Sales Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week and Adjusted Operating Margin Excluding the Impact of the Additional Week are non-GAAP measures: see Appendix for description and reconciliation. Adjusted Operating Margin Adjusted Operating Margin Adjusted Operating Margin 11.4% 15.3% FY16 FY17 $6,373 $7,039 FY16 FY17 19.0% 19.4% FY16 FY17 $2,477 $2,567 FY16 FY17 $3,150 $3,507 FY16 FY17 12.2% 12.7% FY16 FY17 $12,000 $13,113 FY16 FY17 15.7% 16.8% FY16 FY17

Net Sales Excluding the Impact of the Additional Week, Adjusted Operating Income, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EPS and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation. *Represents Diluted Earnings Per Share from Continuing Operations 13 Week 13 Week ($ in Millions, except per share amounts) Q4 FY16 Q4 FY17 Net Sales $ 3,094 $ 3,456 Operating Income $ 462 $ 552 Operating Margin 14.9% 16.0% Acquisition Related Charges 4 1 Restructuring & Other Charges, net 30 23 Adjusted Operating Income $ 496 $ 576 Adjusted Operating Margin 16.0% 16.7% Earnings Per Share* $ 1.09 $ 1.21 Acquisition Related Charges 0.01 - Restructuring & Other Charges, net 0.04 0.04 Adjusted EPS $ 1.14 $ 1.25 Q4 Financial Summary 10

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Note: Adjusted Gross Margin Percentage, Adjusted Operating Margin and Adjusted EBITDA Margin exclude an additional week in FY16. Adjusted Gross Margin Percentage, Adjusted Gross Margin Percentage Excluding the Impact of the Additional Week, Free Cash Flow, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EBITDA Margin, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP measures; See Appendix for description and reconciliation. Operating Metrics 11 Adjusted EBITDA Margin 32.8% 33.0% 33.0% 34.0% Q4 2016 Q4 2017 FY16 FY17 16.0% 16.7% 15.7% 16.8% Q4 2016 Q4 2017 FY16 FY17 20.7% 21.5% 20.5% 21.6% Q4 2016 Q4 2017 FY16 FY17 $604 $691 Q4 2016 Q4 2017 $1,639 $1,696 FY16 FY17

Guidance* Strong start to FY18 with organic growth of 5% and 9% Adjusted EPS growth Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.35B to $3.45B Adjusted EPS $1.23 to $1.27 Sales up 10% Y/Y; Expect organic growth of 5% Y/Y Adjusted EPS up 9% Y/Y at the midpoint FX tailwind benefiting sales by ~$85M Y/Y and Adjusted EPS by $0.03 Y/Y Up Low Double Digits Up Mid Single Digits Organic Up Low Single Digits Up Low Single Digits Organic Up High Single Digits Up Mid Single Digits Organic Q1 Outlook 12 Automotive mid single digit organic growth expected on flat global auto production; Continued strong momentum in Commercial Transportation and Sensors Industrial Solutions growth driven by strength in factory automation and medical applications Communications Solutions growth expected to be driven by Data & Devices and Appliances * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

FY18 Outlook

	Guidance*	Highlights
Transportation Solutions	Up High Single Digits Up Mid Single Digits Organic	• Expect organic Auto growth of mid-single digits on ~1% production growth, reflecting content gains; Expect continued market outperformance in Commercial Transportation and continued growth in Sensors
Industrial Solutions	Up Mid Single Digits Up Mid Single Digits Organic	• Industrial organic growth driven by factory automation and medical applications
Communications Solutions	Up Low Single Digits Up Low Single Digits Organic	• Communications organic growth expected to continue in Data & Devices and Appliances offset partially by SubCom program timing

TE Connectivity	Sales of $13.7B to $14.1B
	Adjusted EPS of $5.13 to $5.33
		• Sales up 6% Y/Y; Expect organic growth of 4% Y/Y
		• Adjusted EPS up 8% Y/Y at midpoint
		  • FX tailwind benefiting sales by ~$130M Y/Y and Adjusted EPS by $0.05 Y/Y
		  • Y/Y tax rate negatively impacts Adjusted EPS by $0.17

4% organic growth and Adjusted EPS up 8% Y/Y

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

13

Additional Information 14

Y/Y Q4 2017 15 Sales (in millions) Adjusted EPS Q4 2016 Results (13 weeks) $3,094 $1.14 Operational Performance 286 0.14 Acquisitions / Divestitures, net* 35 0.03 Tax Rate Impact - (0.08) FX Impact 41 0.02 Q4 2017 Results $3,456 $1.25 * The impact of Acquisitions and Divestitures is shown until one year after the event. Upon the annual anniversary, the impact is considered to be operational. Net Sales Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation.

Y/Y FY 2017 16 1H 2H FY17 Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS 2016 Results – 52 Weeks $5,785 $1.74 $6,215 $2.21 $12,000 $3.95 Operational Performance 429 0.36 545 0.29 974 0.65 Acquisitions / Divestitures, net* 146 0.05 76 0.05 222 0.10 Share Repurchase - 0.12 - 0.02 - 0.14 Tax Rate Impact - 0.10 - (0.07) - 0.03 FX Impact (70) (0.03) (13) (0.01) (83) (0.04) 2017 Results $6,290 $2.34 $6,823 $2.49 $13,113 $4.83 * The impact of Acquisitions and Divestitures is shown until one year after the event. Upon the annual anniversary, the impact is considered to be operational. Net Sales Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, and Adjusted EPS are non-GAAP measures; See Appendix for description and reconciliation.

Y/Y Q1 2018 17 Sales (in millions) Adjusted EPS Q1 2017 Results $3,063 $1.15 Operational Performance 231 0.06 FX Impact 86 0.03 Tax Rate Impact - 0.01 Q1 2018 Guidance $3,380 $1.25 Guidance Range: Sales of $3.35B - $3.45B Adjusted EPS of $1.23 – $1.27 New acquisitions minimally accretive in first year Adjusted EPS is a non-GAAP measures; See Appendix for description and reconciliation.

Y/Y FY 2018 18 Sales (in millions) Adjusted EPS 2017 Results $13,113 $4.83 Operational Performance 657 0.39 FX Impact 130 0.05 Share Repurchase / Interest - 0.13 Tax Rate Impact - (0.17) 2018 Guidance $13,900 $5.23 Guidance Range Sales of $13.7B - $14.1B Adjusted EPS of $5.13 - $5.33 Adjusted EPS is a non-GAAP measures; See Appendix for description and reconciliation.

($ in Millions) Q4 2016 Q4 2017 Beginning Cash Balance $694 $755 Free Cash Flow 604 691 Dividends (132) (141) Share repurchases (130) (238) Acquisitions and Divestiture, net (335) (173) Net Increase in Debt 32 332 Other (86) (8) Ending Cash Balance $647 $1,218 Total Debt $4,070 $4,344 ($ in Millions) Q4 2016 Q4 2017 Cash from Continuing Operations $782 $873 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross currency swaps Pre-separation and BNS related tax payments, net (203) 10 15 (243) 61 - Free Cash Flow $604 $691 A/R - $ $2,046 $2,290 Days Sales Outstanding* 60 60 Inventory (Excl. CIP) - $ $1,414 $1,696 Days on Hand* 62 66 Accounts Payable - $ $1,090 $1,436 Days Outstanding* 47 56 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q4 Balance Sheet & Cash Flow Summary 19

Impact of Additional Week in Q4 FY16 20 Q4 2016 Q4 2017 Based on comparable 13 week basis Q4 Sales Impact of 14th Week Sales (Normalized) Q4 Sales Reported Growth Organic Growth Automotive $1,311 $(102) $1,209 $1,350 12% 10% Commercial Transportation 215 (15) 200 274 37% 37% Sensors 210 (13) 197 220 12% 9% Transportation Solutions 1,736 (130) 1,606 1,844 15% 13% Industrial Equipment 427 (32) 395 490 24% 13% Aerospace, Defense, Oil & Gas 299 (20) 279 284 2% 1% Energy 193 (13) 180 180 -% (2)% Industrial Solutions 919 (65) 854 954 12% 6% Data and Devices 262 (21) 241 254 5% 6% Subsea Communications 239 (11) 228 222 (3)% (3)% Appliances 176 (11) 165 182 10% 10% Communications Solutions 677 (43) 634 658 4% 4% Total TE $3,332 $(238) $3,094 $3,456 12% 9% Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week and Organic Net Sales Growth Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation.

Appendix 21

22 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income, Net – represents net other income (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

23 Adjusted Earnings Per Share Excluding the Impact of Changes in the Adjusted Effective Tax Rate – represents Adjusted Earnings Per Share calculated by applying the prior period Adjusted Effective Tax Rate to the current period. We believe this measure provides useful information regarding our Adjusted Earnings Per Share. Adjusted Earnings Per Share in Constant Currency Excluding the Impact of Changes in the Adjusted Effective Tax Rate – represents Adjusted Earnings Per Share calculated by excluding the impact of fluctuations in foreign currency exchange rates between periods and by applying the prior period Adjusted Effective Tax Rate to the current period. We believe this measure provides valuable supplemental information regarding our Adjusted Earnings Per Share. Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Gross Margin Excluding the Impact of the Additional Week, Adjusted Gross Margin Percentage Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, Adjusted EBITDA Excluding the Impact of the Additional Week, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Years Ended			
	September 29, 2017		September 30, 2016		September 29, 2017		September 30, 2016	
	($ in millions)							
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 1,844		$ 1,736		$ 7,039		$ 6,503	
Industrial Solutions	954		919		3,507		3,215	
Communications Solutions	658		677		2,567		2,520	
Total	$ 3,456		$ 3,332		$ 13,113		$ 12,238	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 328	17.8%	$ 344	19.8%	$ 1,299	18.5%	$ 1,191	18.3%
Industrial Solutions	113	11.8	119	12.9	364	10.4	343	10.7
Communications Solutions	111	16.9	54	8.0	384	15.0	368	14.6
Total	$ 552	16.0%	$ 517	15.5%	$ 2,047	15.6%	$ 1,902	15.5%
	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]
Transportation Solutions	$ 336	18.2%	$ 341	19.6%	$ 1,369	19.4%	$ 1,246	19.2%
Industrial Solutions	132	13.8	123	13.4	445	12.7	397	12.3
Communications Solutions	108	16.4	87	12.9	392	15.3	293	11.6
Total	$ 576	16.7%	$ 551	16.5%	$ 2,206	16.8%	$ 1,936	15.8%

[1] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

24

Reconciliation of Net Sales Growth – Q4 17 vs. Q4 16

	Change in Net Sales for the Quarter Ended September 29, 2017 versus Net Sales for the Quarter Ended September 30, 2016									
	Net Sales Growth			Organic Net Sales Growth [1]			Translation [2]		Acquisitions	
	($ in millions)									
Transportation Solutions [3]:										
Automotive	$	39	3.0%	$	19	1.5%	$	20	$	-
Commercial transportation		59	27.4		58	26.9		1		-
Sensors		10	4.8		5	2.2		5		-
Total		108	6.2		82	4.7		26		-
Industrial Solutions [3]:										
Industrial equipment		63	14.8		21	5.0		7		35
Aerospace, defense, oil, and gas		(15)	(5.0)		(18)	(6.0)		3		-
Energy		(13)	(6.7)		(17)	(8.5)		4		-
Total		35	3.8		(14)	(1.5)		14		35
Communications Solutions [3]:										
Data and devices		(8)	(3.1)		(7)	(2.4)		(1)		-
Subsea communications		(17)	(7.1)		(17)	(7.1)		-		-
Appliances		6	3.4		4	2.9		2		-
Total		(19)	(2.8)		(20)	(2.9)		1		-
Total	$	124	3.7%	$	48	1.4%	$	41	$	35

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

25

Reconciliation of Net Sales Growth – FY 17 vs. FY 16

	Change in Net Sales for the Year Ended September 29, 2017 versus Net Sales for the Year Ended September 30, 2016							
	Net Sales Growth		Organic Net Sales Growth [1]		Translation [2]		Acquisitions (Divestiture)	
	($ in millions)							
Transportation Solutions [3]:								
Automotive	$	316	6.4%	$ 349	7.1%	$ (33)	$ -	
Commercial transportation		172	20.8	181	21.9	(9)	-	
Sensors		48	6.3	23	3.0	(5)	30	
Total		536	8.2	553	8.5	(47)	30	
Industrial Solutions [3]:								
Industrial equipment		328	23.1	77	5.5	(10)	261	
Aerospace, defense, oil, and gas		(25)	(2.3)	(19)	(1.7)	(7)	1	
Energy		(11)	(1.6)	(8)	(1.0)	(3)	-	
Total		292	9.1	50	1.6	(20)	262	
Communications Solutions [3]:								
Data and devices		(57)	(5.6)	23	2.3	(10)	(70)	
Subsea communications		43	4.9	43	4.9	-	-	
Appliances		61	9.9	67	10.8	(6)	-	
Total		47	1.9	133	5.4	(16)	(70)	
Total	$	875	7.1%	$ 736	6.0%	$ (83)	$ 222	

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

26

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2017 27 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 328 $ 1 $ 7 $ 336 $ Industrial Solutions 113 - 19 132 Communications Solutions 111 - (3) 108 Total 552 $ 1 $ 23 $ 576 $ Operating Margin 16.0% 16.7% Other Expense, Net (3) $ - $ - $ (3) $ Income Tax Expense (91) $ (1) $ (7) $ (99) $ Effective Tax Rate 17.5% 18.2% Income from Continuing Operations 429 $ - $ 16 $ 445 $ Diluted Earnings per Share from Continuing Operations 1.21 $ - $ 0.04 $ 1.25 $ (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2016 28 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 344 $ 3 $ (6) $ 341 $ Industrial Solutions 119 1 3 123 Communications Solutions 54 - 33 87 Total 517 $ 4 $ 30 $ 551 $ Operating Margin 15.5% 16.5% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (52) $ (1) $ (15) $ (68) $ Effective Tax Rate 10.6% 13.0% Income from Continuing Operations 437 $ 3 $ 15 $ 455 $ Diluted Earnings per Share from Continuing Operations 1.22 $ 0.01 $ 0.04 $ 1.27 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2017 29 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,299 $ 3 $ 67 $ - $ 1,369 $ Industrial Solutions 364 8 73 - 445 Communications Solutions 384 - 8 - 392 Total 2,047 $ 11 $ 148 $ - $ 2,206 $ Operating Margin 15.6% 16.8% Other Expense, Net (9) $ - $ - $ 7 $ (2) $ Income Tax Expense (255) $ (3) $ (40) $ (66) $ (364) $ Effective Tax Rate 13.2% 17.4% Income from Continuing Operations 1,673 $ 8 $ 108 $ (59) $ 1,730 $ Diluted Earnings per Share from Continuing Operations 4.67 $ 0.02 $ 0.30 $ (0.16) $ 4.83 $ (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 30 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,191 $ 9 $ 46 $ - $ 1,246 $ Industrial Solutions 343 23 31 - 397 Communications Solutions 368 - (75) - 293 Total 1,902 $ 32 $ 2 $ - $ 1,936 $ Operating Margin 15.5% 15.8% Other Income (Expense), Net (632) $ - $ - $ 650 $ 18 $ Income Tax (Expense) Benefit 779 $ (7) $ (2) $ (1,111) $ (341) $ Effective Tax Rate (67.0)% 18.5% Income from Continuing Operations 1,941 $ 25 $ - $ (461) $ 1,505 $ Diluted Earnings per Share from Continuing Operations 5.26 $ 0.07 $ - $ (1.25) $ 4.08 $ (1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (4) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2017 31 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 643 $ 1 $ 57 $ - $ 701 $ Industrial Solutions 153 5 40 - 198 Communications Solutions 163 - 9 - 172 Total 959 $ 6 $ 106 $ - $ 1,071 $ Operating Margin 15.2% 17.0% Other Expense, Net (2) $ - $ - $ - $ (2) $ Income Tax Expense (93) $ (1) $ (30) $ (52) $ (176) $ Effective Tax Rate 10.3% 17.3% Income from Continuing Operations 812 $ 5 $ 76 $ (52) $ 841 $ Diluted Earnings per Share from Continuing Operations 2.26 $ 0.01 $ 0.21 $ (0.14) $ 2.34 $ (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2017 32 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 328 $ 1 $ 3 $ - $ 332 $ Industrial Solutions 98 3 14 - 115 Communications Solutions 110 - 2 - 112 Total 536 $ 4 $ 19 $ - $ 559 $ Operating Margin 15.9% 16.6% Other Income (Expense), Net (4) $ - $ - $ 7 $ 3 $ Income Tax Expense (71) $ (1) $ (3) $ (14) $ (89) $ Effective Tax Rate 14.1% 16.7% Income from Continuing Operations 432 $ 3 $ 16 $ (7) $ 444 $ Diluted Earnings per Share from Continuing Operations 1.21 $ 0.01 $ 0.04 $ (0.02) $ 1.24 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 25, 2016 33 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 550 $ 4 $ 31 $ - $ 585 $ Industrial Solutions 129 6 27 - 162 Communications Solutions 254 - (117) - 137 Total 933 $ 10 $ (59) $ - $ 884 $ Operating Margin 16.1% 15.3% Other Income, Net 20 $ - $ - $ - $ 20 $ Income Tax Expense (188) $ (3) $ 23 $ (25) $ (193) $ Effective Tax Rate 20.9% 22.7% Income from Continuing Operations 713 $ 7 $ (36) $ (25) $ 659 $ Diluted Earnings per Share from Continuing Operations 1.88 $ 0.02 $ (0.09) $ (0.07) $ 1.74 $ Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes the gain on the divestiture of our Circuit Protection Devices business. (3) Includes income tax benefits related to deferred tax assets recognized in connection with the sale of the Circuit Protection Devices business. (4) See description of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2016

	U.S. GAAP	Adjustments: Acquisition Related Charges [1][2]	Adjustments: Restructuring and Other Charges, Net [2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 297	$ 2	$ 21	$ -	$ 320
Industrial Solutions	95	16	1	-	112
Communications Solutions	60	-	9	-	69
Total	$ 452	$ 18	$ 31	$ -	$ 501
Operating Margin	14.5%				16.1%
Other Expense, Net	$ (651)	$ -	$ -	$ 650	$ (1)
Income Tax (Expense) Benefit	$ 1,019	$ (3)	$ (10)	$ (1,086)	$ (80)
Effective Tax Rate	446.9%				17.0%
Income from Continuing Operations	$ 791	$ 15	$ 21	$ (436)	$ 391
Diluted Earnings per Share from Continuing Operations	$ 2.19	$ 0.04	$ 0.06	$ (1.21)	$ 1.08

(1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP financial measures.

34

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2016 35 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 343 $ 1 $ 24 $ - $ 368 $ Industrial Solutions 67 2 21 - 90 Communications Solutions 76 - 2 - 78 Total 486 $ 3 $ 47 $ - $ 536 $ Operating Margin 15.9% 17.5% Income Tax Expense (54) $ (1) $ (13) $ (30) $ (98) $ Effective Tax Rate 11.7% 19.2% Income from Continuing Operations 406 $ 2 $ 34 $ (30) $ 412 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.09 $ (0.08) $ 1.15 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany restructurings and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Impact of Additional Week for Q4 2016

	For the Quarter Ended September 29, 2017	For the Quarter Ended September 30, 2016			Change in Net Sales for the Quarter Ended September 29, 2017 versus Net Sales for the Quarter Ended September 30, 2016			Change in Organic Net Sales for the Quarter Ended September 29, 2017 versus Organic Net Sales for the Quarter Ended September 30, 2016 [2]		
		14 Weeks U.S. GAAP	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) [1,2]	14 Weeks U.S. GAAP	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) [1,2]	14 Weeks (Non-GAAP) [2]	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) [1,2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 1,350	$ 1,311	$ (102)	$ 1,209	3.0%	8.7%	11.7%	1.5%	8.6%	10.1%
Commercial transportation	274	215	(15)	200	27.4	9.6	37.0	26.9	9.6	36.5
Sensors	220	210	(13)	197	4.8	6.9	11.7	2.2	6.4	8.6
Total	1,844	1,736	(130)	1,606	6.2	8.6	14.8	4.7	8.5	13.2
Industrial Solutions										
Industrial equipment	490	427	(32)	395	14.8	9.3	24.1	5.0	8.4	13.4
Aerospace, defense, oil, and gas	284	299	(20)	279	(5.0)	6.8	1.8	(6.0)	6.7	0.7
Energy	180	193	(13)	180	(6.7)	6.7	-	(8.5)	6.8	(1.7)
Total	954	919	(65)	854	3.8	7.9	11.7	(1.5)	7.5	6.0
Communications Solutions										
Data and devices	254	262	(21)	241	(3.1)	8.5	5.4	(2.4)	8.4	6.0
Subsea communications	222	239	(11)	228	(7.1)	4.5	(2.6)	(7.1)	4.5	(2.6)
Appliances	182	176	(11)	165	3.4	6.9	10.3	2.9	7.4	10.3
Total	658	677	(43)	634	(2.8)	6.6	3.8	(2.9)	6.7	3.8
Total	$ 3,456	$ 3,332	$ (238)	$ 3,094	3.7%	8.0%	11.7%	1.4%	7.9%	9.3%

For the Quarter Ended September 30, 2016

	U.S. GAAP	Adjustments: Acquisition Related Charges	Adjustments: Restructuring and Other Charges, Net	14 Weeks Adjusted (Non-GAAP) [2]	Adjustment: Impact of 14th Week	13 Weeks Adjusted (Non-GAAP) [1,2]
	($ in millions, except per share data)					
Gross Margin	$ 1,104	$ 1	$ -	$ 1,105	$ (89)	$ 1,016
Gross Margin Percentage	33.1%			33.2%		32.8%
Operating Income:						
Transportation Solutions	$ 344	$ 3	$ (6)	$ 341	$ (33)	$ 308
Industrial Solutions	119	1	3	123	(12)	111
Communications Solutions	54	-	33	87	(10)	77
Operating Income	$ 517	$ 4	$ 30	$ 551	$ (55)	$ 496
Operating Margin:						
Transportation Solutions	19.8%			19.6%		19.2%
Industrial Solutions	12.9%			13.4%		13.0%
Communications Solutions	8.0%			12.9%		12.1%
Operating Margin	15.5%			16.5%		16.0%
Diluted Earnings per Share from Continuing Operations	$ 1.22	$ 0.01	$ 0.04	$ 1.27	$ (0.13)	$ 1.14

[1] Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.
[2] See description of non-GAAP financial measures.

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Impact of Additional Week for Fiscal 2016

		Fiscal 2016			Change in Net Sales for Fiscal 2017 versus Net Sales for Fiscal 2016			Change in Organic Net Sales for Fiscal 2017 versus Organic Net Sales for Fiscal 2016 [2]		
			Adjustment			Adjustment			Adjustment	
	Fiscal 2017	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
					($ in millions)					
Net Sales:										
Transportation Solutions										
Automotive	$ 5,228	$ 4,912	$ (102)	$ 4,810	6.4%	2.3%	8.7%	7.1%	2.3%	9.4%
Commercial transportation	997	825	(15)	810	20.8	2.3	23.1	21.9	2.2	24.1
Sensors	814	766	(13)	753	6.3	1.8	8.1	3.0	1.7	4.7
Total	7,039	6,503	(130)	6,373	8.2	2.3	10.5	8.5	2.1	10.6
Industrial Solutions										
Industrial equipment	1,747	1,419	(32)	1,387	23.1	2.9	26.0	5.5	2.4	7.9
Aerospace, defense, oil, and gas	1,075	1,100	(20)	1,080	(2.3)	1.8	(0.5)	(1.7)	1.8	0.1
Energy	685	696	(13)	683	(1.6)	1.9	0.3	(1.0)	1.9	0.9
Total	3,507	3,215	(65)	3,150	9.1	2.2	11.3	1.6	2.1	3.7
Communications Solutions										
Data and devices	963	1,020	(21)	999	(5.6)	2.0	(3.6)	2.3	2.3	4.6
Subsea communications	928	885	(11)	874	4.9	1.3	6.2	4.9	1.3	6.2
Appliances	676	615	(11)	604	9.9	2.0	11.9	10.8	2.2	13.0
Total	2,567	2,520	(43)	2,477	1.9	1.7	3.6	5.4	1.8	7.2
Total	$ 13,113	$ 12,238	$ (238)	$ 12,000	7.1%	2.2%	9.3%	6.0%	2.1%	8.1%

For the Year Ended September 30, 2016

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	Tax Items [4]	53 Weeks Adjusted (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks Adjusted (Non-GAAP) [1][2]
			($ in millions, except per share data)				
Gross Margin	$ 4,033	$ 10	$ -	$ -	$ 4,043	$ (89)	$ 3,954
Gross Margin Percentage	33.0%				33.0%		33.0%
Operating Income:							
Transportation Solutions	$ 1,191	$ 9	$ 46	$ -	$ 1,246	$ (33)	$ 1,213
Industrial Solutions	343	23	31	-	397	(12)	385
Communications Solutions	368	-	(75)	-	293	(10)	283
Operating Income	$ 1,902	$ 32	$ 2	$ -	$ 1,936	$ (55)	$ 1,881
Operating Margin:							
Transportation Solutions	18.3%				19.2%		19.0%
Industrial Solutions	10.7%				12.3%		12.2%
Communications Solutions	14.6%				11.6%		11.4%
Operating Margin	15.5%				15.8%		15.7%
Diluted Earnings per Share from Continuing Operations	$ 5.26	$ 0.07	$ -	$ (1.25)	$ 4.08	$ (0.13)	$ 3.95

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP financial measures.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

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Reconciliation of Gross Margin & Gross Margin Percentage 38 September 29, September 30, September 29, September 30, 2017 2016 2017 2016 Net Sales 3,456 $ 3,332 $ 13,113 $ 12,238 $ Cost of Sales 2,317 2,228 8,663 8,205 Gross Margin 1,139 1,104 4,450 4,033 Gross Margin Percentage 33.0% 33.1% 33.9% 33.0% Acquisition Related Charges - 1 5 10 Adjusted Gross Margin (1) 1,139 $ 1,105 $ 4,455 $ 4,043 $ Adjusted Gross Margin Percentage (1) 33.0% 33.2% 34.0% 33.0% (1) See description of non-GAAP financial measures. For the Quarters Ended For the Years Ended ($ in millions)

Reconciliation of Free Cash Flow 39 September 29, September 30, September 29, September 30, 2017 2016 2017 2016 Net cash provided by operating activities: Net cash provided by continuing operating activities 873 $ 782 $ 2,322 $ 2,044 $ Net cash used in discontinued operating activities - (98) (1) (97) 873 684 2,321 1,947 Net cash used in investing activities (394) (524) (932) (1,581) Net cash used in financing activities (23) (218) (814) (3,055) Effect of currency translation on cash 7 11 (4) 7 Net increase (decrease) in cash and cash equivalents 463 $ (47) $ 571 $ (2,682) $ Net cash provided by continuing operating activities 873 $ 782 $ 2,322 $ 2,044 $ Excluding: Payments (receipts) related to pre-separation U.S. tax matters, net - 5 (23) 150 Payments related to income taxes on the sale of the Broadband Network Solutions business - 10 - 36 Cash paid pursuant to collateral requirements related to cross currency swaps 61 10 80 29 Capital expenditures, net (243) (203) (683) (620) Free cash flow (1) 691 $ 604 $ 1,696 $ 1,639 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended For the Years Ended (in millions)

Reconciliation of Adjusted EBITDA Margin for Q4

	For the Quarters Ended	
	September 29, 2017	September 30, 2016
	($ in millions)	
Net Income	$ 434	$ 437
Income from discontinued operations	(5)	-
Income tax expense	91	52
Other expense, net	3	1
Interest expense	35	34
Interest income	(6)	(7)
Operating Income	552	517
Acquisition related charges	1	4
Restructuring and other charges, net	23	30
Adjusted Operating Income [1]	576	551
Depreciation and amortization [2]	166	146
Adjusted EBITDA [1]	$ 742	$ 697
Impact of additional week in fiscal 2016		(55)
Adjusted EBITDA excluding the impact of the additional week in fiscal 2016 [1]		$ 642
Net Sales	$ 3,456	$ 3,332
Impact of additional week in fiscal 2016		(238)
Net sales excluding the impact of the additional week in fiscal 2016 [1]		$ 3,094
Net income as a percentage of net sales	12.6%	13.1%
Adjusted EBITDA margin [1]	21.5%	20.9%
Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2016 [1]		20.7%

	For the Quarters Ended							
	September 29, 2017				September 30, 2016			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 328	$ 113	$ 111	$ 552	$ 344	$ 119	$ 54	$ 517
Acquisition related charges	1	-	-	1	3	1	-	4
Restructuring and other charges (credits), net	7	19	(3)	23	(6)	3	33	30
Adjusted Operating Income [1]	336	132	108	576	341	123	87	551
Depreciation and amortization	95	44	27	166	84	33	29	146 [2]
Adjusted EBITDA [1]	$ 431	$ 176	$ 135	$ 742	$ 425	$ 156	$ 116	$ 697
Impact of additional week in fiscal 2016					(33)	(12)	(10)	(55)
Adjusted EBITDA excluding the impact of the additional week in fiscal 2016 [1]					$ 392	$ 144	$ 106	$ 642
Net Sales	$ 1,844	$ 954	$ 658	$ 3,456	$ 1,736	$ 919	$ 677	$ 3,332
Impact of additional week in fiscal 2016					(130)	(65)	(43)	(238)
Net sales excluding the impact of the additional week in fiscal 2016 [1]					$ 1,606	$ 854	$ 634	$ 3,094
Operating margin	17.8%	11.8%	16.9%	16.0%	19.8%	12.9%	8.0%	15.5%
Adjusted operating margin [1]	18.2%	13.8%	16.4%	16.7%	19.6%	13.4%	12.9%	16.5%
Adjusted EBITDA margin [1]	23.4%	18.4%	20.5%	21.5%	24.5%	17.0%	17.1%	20.9%
Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2016 [1]					24.4%	16.9%	16.7%	20.7%

[1] See description of non-GAAP financial measures.
[2] Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million for the quarter ended September 30, 2016, as these charges are included in the acquisition related charges line.

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Reconciliation of Adjusted EBITDA Margin for Full Year

	For the Years Ended	
	September 29, 2017	September 30, 2016
	($ in millions)	
Net Income	$ 1,683	$ 2,009
Income from discontinued operations	(10)	(68)
Income tax expense (benefit)	255	(779)
Other expense, net	9	632
Interest expense	130	127
Interest income	(20)	(19)
Operating Income	2,047	1,902
Acquisition related charges	11	32
Restructuring and other charges, net	148	2
Adjusted Operating Income [1]	2,206	1,936
Depreciation and amortization [2]	630	580
Adjusted EBITDA [1]	$ 2,836	$ 2,516
Impact of additional week in fiscal 2016		(55)
Adjusted EBITDA excluding the impact of the additional week in fiscal 2016 [1]		$ 2,461
Net Sales	$ 13,113	$ 12,238
Impact of additional week in fiscal 2016		(238)
Net sales excluding the impact of the additional week in fiscal 2016 [1]		$ 12,000
Net income as a percentage of net sales	12.8%	16.4%
Adjusted EBITDA margin [1]	21.6%	20.6%
Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2016 [1]		20.5%

	For the Years Ended							
	September 29, 2017				September 30, 2016			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 1,299	$ 364	$ 384	$ 2,047	$ 1,191	$ 343	$ 368	$ 1,902
Acquisition related charges	3	8	-	11	9	23	-	32
Restructuring and other charges (credits), net	67	73	8	148	46	31	(75)	2
Adjusted Operating Income [1]	1,369	445	392	2,206	1,246	397	293	1,936
Depreciation and amortization	359	160	111	630 [2]	337	126	117	580
Adjusted EBITDA [1]	$ 1,728	$ 605	$ 503	$ 2,836	$ 1,583	$ 523	$ 410	$ 2,516
Impact of additional week in fiscal 2016					(33)	(12)	(10)	(55)
Adjusted EBITDA excluding the impact of the additional week in fiscal 2016 [1]					$ 1,550	$ 511	$ 400	$ 2,461
Net Sales	$ 7,039	$ 3,507	$ 2,567	$ 13,113	$ 6,503	$ 3,215	$ 2,520	$ 12,238
Impact of additional week in fiscal 2016					(130)	(65)	(43)	(238)
Net sales excluding the impact of the additional week in fiscal 2016 [1]					$ 6,373	$ 3,150	$ 2,477	$ 12,000
Operating margin	18.5%	10.4%	15.0%	15.6%	18.3%	10.7%	14.6%	15.5%
Adjusted operating margin [1]	19.4%	12.7%	15.3%	16.8%	19.2%	12.3%	11.6%	15.8%
Adjusted EBITDA margin [1]	24.5%	17.3%	19.6%	21.6%	24.3%	16.3%	16.3%	20.6%
Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2016 [1]					24.3%	16.2%	16.1%	20.5%

[1] See description of non-GAAP financial measures.

[2] Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $5 million for both the years ended September 29, 2017 and September 30, 2016, as these charges are included in the acquisition related charges line.

41

TE connectivity

Adjusted Return on Invested Capital (ROIC) 42 September 29, September 30, September 25, 2017 2016 2015 Operating income 2,047 $ 1,902 $ Acquisition related charges 11 32 Restructuring and other charges, net 148 2 Adjusted Operating Income (1) 2,206 1,936 Adjusted amortization expense (2) 164 144 Adjusted operating income plus adjusted amortization expense 2,370 $ 2,080 $ Income from continuing operations before income taxes 1,928 $ 1,162 $ Acquisition related charges 11 32 Restructuring and other charges, net 148 2 Tax items 7 650 Adjusted income from continuing operations before income taxes 2,094 $ 1,846 $ Income taxes paid, net of refunds 323 $ 806 $ (Payments) refunds for tax deficiencies related to pre-separation tax matters 23 (471) Payments related to income taxes on the sale of the Broadband Network Solutions business - (36) Adjusted income taxes paid, net of refunds 346 $ 299 $ Adjusted cash tax rate 16.5% 16.2% Adjusted net operating profit after taxes 1,978 $ 1,743 $ Total debt 4,344 $ 4,070 $ 3,884 $ Total equity 9,751 8,485 9,585 Invested capital 14,095 $ 12,555 $ 13,469 $ Average invested capital 13,325 $ 13,012 $ Adjusted ROIC (1) 14.8% 13.4% (1) See description of non-GAAP financial measures. (2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $5 million for both the years ended September 29, 2017 and September 30, 2016 as these charges are included in the acquisition related charges line. ($ in millions) As of or for the Years Ended

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 43 Outlook for Quarter Ending December 29, Outlook for 2017 (1) Fiscal 2018 (1) Diluted earnings per share from continuing operations (GAAP) $1.12 - $1.16 $4.78 - $4.98 Restructuring and other charges, net 0.10 0.31 Acquisition related charges 0.01 0.04 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.23 - $1.27 $5.13 - $5.33 Net sales growth (GAAP) 9% - 12% 4% - 8% Translation (3) (1) (Acquisitions) divestitures, net (2) (1) Organic net sales growth (non-GAAP) (2) 4% - 7% 2% - 6% Effective tax rate (GAAP) 17.8% 19.5% Effective tax rate adjustments (3) 0.7 0.5 Adjusted effective tax rate (non-GAAP) (2) 18.5% 20.0% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of November 1, 2017 (2) See description of non-GAAP financial measures.